UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         ANDEAN DEVELOPMENT CORPORATION
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                         ANDEAN DEVELOPMENT CORPORATION

                               1 Brickell Square,
                         801 Brickell Avenue, Suite 900
                              Miami, Florida 33131
                                 (305) 371-0056


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 30, 2000


         The 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Andean Development Corporation, a Florida corporation (the "Company"), will be held at 10:00 a.m., local time, on Thursday, November 30, 2000 at the offices of Broad and Cassel, 201 South Biscayne Boulevard, Suite 3000, Miami, Florida 33131, for the following purposes:

         (1) To elect five members to the Company's Board of Directors to hold office until the Company's 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To ratify the appointment of Spear, Safer, Harmon & Co., as the Company's independent certified public accountants for the fiscal year ending December 31, 2000; and

         (3) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         The Board of Directors has fixed the close of business on October 30, 2000, as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

                                              By Order of the Board of Directors

Miami, Florida                                /s/ Pedro P. Errazuriz
November 13, 2000                             ----------------------
                                              PEDRO P. ERRAZURIZ
                                              CHAIRMAN OF THE BOARD

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                         ANDEAN DEVELOPMENT CORPORATION

                                1 Brickell Square
                         801 Brickell Avenue, Suite 900
                              Miami, Florida 33131
                                 (305) 371-0056

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Andean Development Corporation, a Florida corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.0001 per share (the "Common Stock"), for use at the 1999 Annual Meeting of Shareholders of the Company to be held at 10:00 a.m., local time, on Thursday, November 30, 2000 at the offices of Broad and Cassel, 201 South Biscayne Boulevard, Suite 3000, Miami Florida 33131, and at any adjournment thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting of Shareholders.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is November 15, 2000. Shareholders should review the information provided herein in conjunction with the Company's 1999 Annual Report, which was filed with the Securities and Exchange Commission on November 13, 2000. The Company's principal executive offices within the United States are located at 1 Brickell Square, 801 Brickell Avenue, Suite 900, Miami, Florida 33131, and its telephone number is (305) 371-0056.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. Shareholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Assistant Secretary at the Company's executive office within the United States a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSE OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) To elect five members to the Company's Board of Directors to hold office until the Company's 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To ratify the appointment of Spear, Safer, Harmon & Co. as the Company's independent certified public accountants for the year ending December 31, 2000; and

         (3) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of each of the five nominees for director named below, and (b) FOR the proposal to ratify the appointment of Spear, Safer, Harmon & Co., as the Company's independent certified public accountants. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on October 30, 2000 as the record date (the "Record Date") for determining shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date there were 2,820,100 shares of Common Stock, $.0001 par value (the "Common Stock") issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting.

         The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors. The appointment of Spear, Safer, Harmon & Co. as the Company's independent certified public accountants for the fiscal year ending December 31, 2000, will be approved if the number of shares of Common Stock voted in favor of ratification exceeds the number of shares voted against it. Any other matter properly brought before the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted against, unless such matter is one for which a greater vote is required by law. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining a quorum. With respect to the outcome of any matter brought before the Annual Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because directors will be elected by a plurality of the votes cast at the Annual Meeting and the other matters to be acted upon at the Annual Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no effect on the outcome of the proposals to be voted upon at the Annual Meeting.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

         A list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's principal executive office in the United States for a period of 10 days prior to the Annual Meeting, and at the Annual Meeting itself.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of October 30, 2000 by:
(i) each person known to the Company to own beneficially more than five percent of the Common Stock; (ii) each director of the Company and nominee for election as a director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all executive officers and directors as a group.

                                                    AMOUNT AND
                                                    NATURE OF       PERCENT
                                                    BENEFICIAL        OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)            OWNERSHIP(2)     CLASS(3)
---------------------------------------            ------------     --------

Alberto Coddou(4)...............................            0          0%
Pedro P. Errazuriz(5)(8)........................      926,500       32.9%
Sergio Jimenez..................................            0          0%
Claude Mermier(6)...............................        2,250           *
Jose Luis Yrarrazaval...........................       11,450           *
All directors and executive officers as a group
  (6 persons)...................................      940,200       33.3%
Igenor, Ingenierie et Gestion, S. A.(7).........      900,000       31.9%
Errazuriz y Asociados Arquitectos, Limitada(8)..      525,000       18.6%
Berta Dominguez(7)(9)...........................    1,425,000       50.5%

------------
*Less than one percent.

(1) Unless otherwise indicated, the address of each beneficial owner is Avenida Americo Vespucio Sur #100, Piso 16, Las Condes Santiago, Chile.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof.

(3)      Based on 2,280,100 shares issued and outstanding as of the date hereof.

(4)      Mr. Coddou's address is Santa Lucia 280-OF.12, Santiago, Chile.

(5) Includes 900,000 shares of Common Stock owned by Igenor, Ingenierie et Gestion, S.A., a Swiss corporation ("Igenor") of which Mr. Pedro P. Errazuriz owns 50% the outstanding capital stock. Also includes 26,500 shares of Common Stock owned directly by Mr. Pedro P. Errazuriz.

(6) Mr. Mermier owns a 0.25% interest in Igenor. Mr. Mermier's address is c/o Etude Montavan-Mermier, 22, rue Etienne Dumont, 1211 Geneve 3, Switzerland.

(7) The principal shareholders of Igenor are Mr. Pedro P. Errazuriz (50%), the Chairman of the Board of the Company; Mrs. Berta Dominguez (49.25%), the wife of Mr. Pedro P. Errazuriz; Mr. Pedro Pablo Errazuriz Dominguez, a son of Mr. Pedro P. Errazuriz and Mrs. Berta Dominguez (0.25%); Mr. Claude Mermier (0.25%), a director of the Company; and Pierre Yves Montavon (0.25%), an unrelated third party. The address for this company is c/o Etude Montavan-Mermier, 22, rue Etienne Dumont, 1211 Geneve 3, Switzerland.

(8) Errazuriz y Asociados Arquitectos, Limitada, is a Chilean limited partnership. The partners of this entity are Mrs. Berta Dominguez, who owns a 58% interest, and the six children of Mr. Pedro P. Errazuriz and Mrs. Berta Dominguez, who each own a 7% interest and who are (i) Pedro Pablo Errazuriz Dominguez, (ii) Berta Errazuriz Dominguez, (iii) Magdalena Errazuriz Dominguez, (iv) Juan Andres Errazuriz Dominguez,
         (v) Felipe Errazuriz Dominguez, and (vi) Arturo Errazuriz Dominguez. The terms of the partnership agreement provide that any four partners, acting in concert, have the authority to manage the partnership, which includes the right to purchase and sell securities of other entities. The partners have appointed Mr. Pedro Pablo Errazuriz Dominguez as the General Manger of the partnership. In his capacity, Mr. Pedro Pablo Errazuriz Dominguez has the authority to take certain actions on behalf of the partnership, including, when acting together with one other partner, to purchase and sell securities of other entities.

(9) Consists of 900,000 shares of Common Stock owned by Igenor, of which Mrs. Berta Dominguez owns 49.25% of the outstanding capital stock and 525,000 shares of Common Stock owned by Errazuriz y Asociados Arquitectos Limitada of which Mrs. Berta Dominguez, owns a 58% interest. Mrs. Berta Dominguez is the wife of Mr. Pedro P. Errazuriz, the Company's Chairman of the Board.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         At the 1999 Annual Meeting, five directors are to be elected to hold office until the 2000 Annual Meeting of Shareholders and until their successors have been elected and qualified. The five nominees for election as directors are Pedro P. Errazuriz, Jose Luis Yrarrazaval, Alberto Coddou, Sergio Jimenez, and Claude Mermier. Each nominee is currently a member of the Board of Directors. The persons named in the enclosed proxy card have advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees
--------

       NAME                  AGE                POSITION
       ----                  ---                --------
Pedro Pablo Errazuriz        64        Chairman of the Board, Chief
                                       Executive Officer
Jose Luis Yrarrazaval        61        Vice Chairman of the Board/Chief
                                       Financial Officer/Secretary Director
Alberto Coddou               62        Director
Sergio Jimenez               64        Director
Claude Mermier               65        Director

PEDRO PABLO ERRAZURIZ has served as Chief Executive Officer and Chairman of the Board of Directors of the Company since October 19, 1994, and its President since January 11, 1995. He has also served as the President and sole Director of Andean Export Corporation since February 9, 1995, and as Director of Andean Engineering & Finance Corp. since its inception in July 1997. Mr. Errazuriz has also served as Chairman of the Board of Directors of Kvaerner Chile S.A., a subsidiary of Kvaerner A.S., a Norwegian-based manufacturer of electrical and mechanical equipment) since 1992 and as the exclusive agent for Kvaerner Turbin A.B. (Sweden) since 1994. Since 1986, Mr. Errazuriz has acted as an exclusive agent in Chile for Norconsult. Mr. Errazuriz received an engineering degree from the Catholic University of Chile in 1959.

JOSE LUIS YRARRAZAVAL has been a member of the Board of Directors of the Company since March 20, 1995 and has served as Chief Financial Officer from March 20, 1995. In January, 1998, he was appointed Vice Chairman of the Board of Directors of the Company. He also has served as Executive Vice President and a Director of INA and E&A since March 20, 1995. Between November 1993 and October 1997, Mr. Yrarrazaval served as the General Manager of both E&A and INA, which responsibilities included all financial matters and personnel management.

ALBERTO CODDOU has served as a member of the Board of Directors of the Company since March 20, 1995, and as a member of the Board of Directors of E&A since March 20, 1995. Mr. Coddou has been a partner with the law firm of Figueroa & Coddou in Santiago, Chile since 1965. He has also been an Assistant Professor of Law at the University of Chile, School of Law from 1959 through 1982. In May 1995, Mr. Coddou was appointed Chairman of the Board of Directors and Legal Representative of Consorio Periodistico de Chile S.A., the owners and editors of a Chilean newspaper called La Epoca.

SERGIO JIMENEZ has served on the Board of Directors of the Company since March 20, 1995. Through June 1997 he was the President of the Santiago Water and Sewage Company "EMOS". In June 1995, Mr. Jimenez was appointed as a member of the Board of Directors of ENAP (Empresa Nacional del Petroleo), the Chilean oil company owned by the government. Mr. Jimenez is also a partner and Managing Director of Consultora Jimenez y Zanartu Limitada, which consults on engineering projects for segments of the Chilean government related to public works. Mr. Jimenez is a civil engineer, having received his degree from the University of Chile, in Santiago and has a post graduate degree in Project Evaluation from the University of Chile.

CLAUDE MERMIER has served on the Board of Directors of the Company since March 20, 1995. Mr. Mermier has served as the Chairman of the Board of Directors of INA since March 20, 1995. Mr. Mermier has also served as Chairman of Igenor Ingenierie & Gestion S.A., a principal shareholder of the Company, since its inception in March 1992.

BOARD OF DIRECTORS

         Directors are elected at the Company's annual meeting of shareholders and serve for one year until the next annual shareholders' meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. All of the Company's executive officers are full-time employees of the Company. The Company pays its Directors a fee of $1,000 per meeting attended, and reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has five committees: the Audit Committee, Compensation and Investment Committee, Nominating Committee, Employee Stock Option Committee, and the Directors Stock Option Committee. As of December 31, 1999, the members of these committees consisted of Jose Luis Yrarrazaval, Alberto Coddou and Sergio Jimenez. Messrs. Coddou and Jimenez are considered by the Company to be independent directors.

         The principal functions of the Audit Committees are to recommend the annual appointment of the Company's auditors concerning the scope of the audit and the results of their examination, to review and approve any material accounting policy changes affecting the Company's operating results and to review the Company's internal control procedures. The Investment and Compensation Committee reviews and recommends investments, compensation and benefits for the executives of the Company. The Nominating Committee seeks out qualified persons to act as members the Company's Board of Directors. The Employee Stock Option Committee and the Directors Stock Option Committee administer and interpret the Company Stock Option Plan and the Directors Stock Option Plan and is authorized to grant options pursuant to the terms of these plans.

         During the year ended December 31, 1999, the Company's Board of Directors held four meetings. All of the directors attended this meeting. During the year ended December 31, 1999 the Investment and the Compensation Committee met two times. The functions of the other committees were performed by the entire Board of Directors during 1999.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding Common Stock, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the Commission to furnish the Company with copies of all such reports they file. The Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation, as of December 31, 1999, all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied.


                             EXECUTIVE COMPENSATION

         The following table sets forth information with respect to compensation paid by the Company to the Chief Executive Officer:

                           SUMMARY COMPENSATION TABLE

                                                                    OTHER ANNUAL
NAME AND PRINCIPAL POSITION             YEAR    SALARY     BONUS    COMPENSATION
---------------------------             ----   --------   -------   ------------
Pedro P. Errazuriz                      1999   $   0.00     $0.00   $  0.00
    President Chief Executive Officer   1998   $   0.00     $0.00   $  0.00
    Chairman                            1997   $178,130   $70,705   $20,000(1)

------------
(1)      This is allocated to an annual automobile allowance.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY'S 2000 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

              PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Spear, Safer, Harmon & Co., as the Company's independent certified public accountants for the fiscal year ending December 31, 2000. Spear, Safer, Harmon & Co., was the independent public auditor of the Company for the fiscal year ended December 31, 1999. A representative of Spear, Safer, Harmon & Co., is expected to be present at the Annual Meeting, will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary to appoint Spear, Safer, Harmon & Co.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF SPEAR, SAFER, HARMON & CO., AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions Between the Company and its Officers, Directors and Affiliates

         The Company holds a note receivable from Mr. Errazuriz, the Company's Chairman of the Board. The original note balance amounted to $606,031 payable in four annual installments with interest at 8-1/2% per year beginning January 15, 1998. As of December 31, 1999, the balance amounted to approximately $214,000 (including interest).

         Income received from entities affiliated with Mr. Errazuriz for consulting services totaled $945,680 for the year ended December 31, 1998. In addition, fees charged to the Company for consulting services performed by Mr. Errazuriz and his immediate family totaled $71,062, for the year ended December 31, 1998. There was no income received from or funds paid to these affiliated entities during 1999.

         On June 30, 1999, the Company acquired 1,332,600 shares of common stock of CONUSA, representing 50% of the issued and outstanding common stock of CONUSA, from Mr. Errazuriz, CONUSA's controlling shareholder. The Company acquired the CONUSA common stock in exchange for certain assets, including certain real property located in Chile, as well as the forgiveness of debt in the sum of approximately $125,000 due from Mr. Errazuriz.

         All transactions between the Company and its officers, shareholders and each of their affiliated companies have been made on terms no less favorable to the Company than those available from unaffiliated parties.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote said proxy in accordance with their judgment in such matters.


                  SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE
                  COMPANY'S NEXT ANNUAL MEETING OF SHAREHOLDERS

         Shareholder proposals intended to be presented at the Company's 2000 Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its executive offices by March 31, 2001, for inclusion in the Company's proxy statement and form of proxy relating to such meeting.


                            FORM 10-KSB ANNUAL REPORT

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999 IS PROVIDED HEREWITH.


                                              By Order of the Board of Directors



                                              /s/ Pedro P. Errazuriz
November 13, 2000                             ----------------------
                                              PEDRO PABLO ERRAZURIZ
                                              CHAIRMAN OF THE BOARD

                                      PROXY
                         ANDEAN DEVELOPMENT CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 30, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder hereby appoints Pedro P. Errazuriz and Constanza Cea, and each of them, as proxy or proxies and attorney-in-fact, each with the power to appoint his or her substitute, on behalf and in the name of the undersigned to represent the undersigned at the Annual Meeting of Shareholders of ANDEAN DEVELOPMENT CORPORATION (the "Company") to be held on November 30, 2000 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished herewith.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

                         (CONTINUED FROM PREVIOUS PAGE)


                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
            FOR ALL OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2

1.       ELECTION OF DIRECTORS.

         [ ] FOR ALL NOMINEES LISTED BELOW

         [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

         Nominees: Pedro P. Errazuriz, Jose Luis Yrarrazaval, Alberto Coddou, Sergio Jimenez, Claude Mermier

         INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:



2. PROPOSAL TO RATIFY THE APPOINTMENT OF SPEAR, SAFER, HARMON & CO. AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2000.

         [ ] FOR           [ ] AGAINST          [ ] ABSTAIN

Date:
     --------------------------       ------------------------------------
         Signature

Date:
     --------------------------       ------------------------------------
         Signature

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                        2